Exhibit 10.6

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议（以下简称“本协议”）由以下各方于2020年______月______日在中华人民共和国（在本协议中，不包括香港特别行政区、澳门特别行政区和台湾地区；以下简称“中国”）广东省深圳市签署：

This Exclusive Business Cooperation Agreement (this “Agreement”), as dated Month______ Day______, 2020, is made and entered into by and between the following parties in Shenzhen City, Guangdong Province, the People’s Republic of China (for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan region; “China” or the “PRC”):

甲方：杭州筑梦创享科技有限公司

Party A: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

统一社会信用代码：91330100MA2J2EYW5J

United Social Credit Code: 91330100MA2J2EYW5J

住所：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Domicile: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of HongPu Street, Jianggan District, Hangzhou, Zhejiang Province

乙方：深圳市筑梦之星科技有限公司

Party B: Shenzhen Building Dream Star Technology Ltd.

统一社会信用代码：9144030035991233XX

United Social Credit Code: 9144030035991233XX

住所：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Domicile: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua District, Shenzhen

丙方：

Party C:

丙方1：李厚德

Party C1: Li Houde

身份证号码：

Identification Number:

住所：

Domicile:

丙方2：刘望霞

Party C2: Liu Wangxia

身份证号码：

Identification Number:

住所：

Domicile:

丙方3：东莞市富华股权投资合伙企业（有限合伙）

Party C3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52PLGM3D

United Social Credit Code: 91441900MA52PLGM3D

住所：广东省东莞市东城街道樟村南路21号346室

Domicile: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

丙方4：东莞市广胜股权投资合伙企业（有限合伙）

Party C4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52P6TC3P

United Social Credit Code: 91441900MA52P6TC3P

住所：广东省东莞市东城街道樟村南路21号379室

Domicile: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

丙方5：东莞市富胜股权投资合伙企业（有限合伙）

Party C5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52T3TE3B

United Social Credit Code: 91441900MA52T3TE3B

住所：广东省东莞市南城街道草塘路5号1栋3022室

Domicile: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

丙方6：深圳市创东方投资有限公司

Party C6: Shenzhen CDF-Capital Co. Ltd.

统一社会信用代码：9144030066587698X9

United Social Credit Code: 9144030066587698X9

住所：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Domicile: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

丙方7：东莞市摩亿投资合伙企业（有限合伙）

Party C7: Dongguan Moyi Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524XF56E

United Social Credit Code: 91441900MA524XF56E

住所：东莞市东城街道主山社区涡岭商业街西区3巷5号

Domicile: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

丙方8：东莞市摩丰投资合伙企业（有限合伙）

Party C8: Dongguan Mofeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524UX28J

United Social Credit Code: 91441900MA524UX28J

住所：东莞市寮步镇小坑村文德路二巷51号4楼

Domicile: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

丙方9：东莞市冀丰投资合伙企业（有限合伙）

Party C8: Dongguan Jifeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524URB3M

United Social Credit Code: 91441900MA524URB3M

住所：东莞市寮步镇井巷大岭头115号6楼

Domicile: 6th Floor, No. 115, Dalingtou, Jingxiang, Liaobu Town, Dongguan City

丙方10：东莞市益财投资合伙企业（有限合伙）

Party C10: Dongguan Yicai Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA5254UA94

United Social Credit Code: 91441900MA5254UA94

住所：东莞市东城街道主山涡岭商业街西区4巷5号

Domicile: No. 5, Lane 4, West District of Zhushan Woling Commercial Street, Dongcheng Street, Dongguan City

（在本协议中，丙方1、丙方2、丙方3、丙方4、丙方5、丙方6、丙方7及丙方8、丙方9及丙方10合称为“丙方”；甲方、乙方和丙方合称为“各方”，分别称为“一方”。）

(Party C1, Party C2, Party C3, Party C4, Party C5, Party C6, Party C7 , Party C8, Party C9 and Party C10 are hereinafter referred to collectively as “Party C”; Party A, Party B and Party C are hereinafter referred to collectively as the “Parties” and respectively a “Party”.)

鉴于：

Whereas,

1.	甲方是一家在中国设立的外商独资企业，主要从事科技企业孵化、企业孵化管理服务、办公室服务、高新技术企业孵化、创业空间服务等业务；

Party A is a wholly foreign capital owned enterprise incorporated in China, mainly engaging in technology enterprises incubation, business incubation management services, office services, high-tech business incubation, co-working space operation, etc.

2.	乙方是一家在中国设立的内资公司，主要从事科技企业孵化、企业孵化管理服务、高新技术企业孵化、创业空间服务等业务（以下简称“主营业务”）；

Party B is a wholly domestic capital owned company incorporated in China, mainly engaging in technology enterprises incubation, business incubation management services, high-tech business incubation, co-working space operation (collectively, the “Principal Business”);

3.	丙方1和丙方2为具有完全民事行为能力的中国籍自然人，其余各方均为依照中国法律设立并有效存续的公司或合伙企业。丙方系乙方的实益和登记股东，合计直接持有乙方100%股权；

Party C1 and Party C2 are individuals with Chinese nationality and complete civil capacity. The remaining Parties are companies or partnerships organized and validly existing under the RPC law. Party C together own directly, beneficially and of record 100% of the equity interest in Party B.

4.	甲方同意利用其或其指定的其他方（以下简称“被指定方”）的技术、人员和信息优势，在本协议期限（详见本协议第4条“协议期限”，下同）内由甲方或被指定方向乙方独家提供有关主营业务的技术支持、咨询和管理服务。乙方同意接受且丙方同意乙方接受甲方或被指定方提供的该等服务。

Party A agrees to provide, by itself or by other parties designated by Party A (the “Designees”), Party B with exclusive technical support, consulting services and management services in relation to the Principal Business during the term (please refer to Section 4 “Term of agreement”, same below) of this Agreement, by taking advantage of technology, human resources and information of Party A or the Designees. Party B agrees to accept and Party C agree that Party B accepts such support and services furnished by Party A or the Designees.

基于以上，各方经协商一致，达成如下协议：

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

1.	服务的提供

Services provided by Party A

1.1	按照本协议的条款和条件，乙方指定甲方在本协议期限内作为独家服务提供者就乙方主营业务向乙方提供全面的技术支持、业务支持和相关咨询服务，以及由甲方不时决定的其他必要服务，包括但不限于提供【技术支持和营销服务，转让、租赁、处理资产或设备的相关服务，信息技术咨询服务，计算机系统、硬件、数据库的开发、维护和更新服务等】（以下合称“独家服务”），并同意就此提供全面配合，包括但不限于根据甲方的要求向甲方提供相关数据、技术说明等。

Subject to the terms and conditions herein, Party B hereby designates Party A as the exclusive services provider to, during the term of this Agreement, provide Party B with comprehensive technical support, business support and related consulting services and other necessary services decided by Party A from time to time as in relation to the Principal Business, including but not limited to the provision of 【technical support and marketing services, services related to the transfer, leasing and disposal of equipment or assets, information technology consulting services, the development, maintenance and updates of computer system, hardware and database】 (the “Exclusive Services”), and agrees to give full cooperation, including but not limited to the provision of data, technical specifications and other information and documents required by Party A.

1.2	乙方同意接受甲方的独家服务，并进一步同意，除非经甲方事先书面同意，在本协议期限内，乙方不得直接或间接地从任何第三方获得任何与本协议项下独家服务相同或类似的咨询和/或服务，并不得与任何第三方就本协议所述事项建立任何相同或类似的合作关系。

Party B agrees to accept the Exclusive Services, and further agrees that during the term of this Agreement, without Party A’s prior written consent, Party B shall not directly or indirectly accept any consultations and/or services provided by any third party that are the same or similar to the Exclusive Services, and shall not establish any cooperation with any third party regarding the matters hereunder that is the same or similar to the relationship contemplated under this Agreement.

1.3	各方同意，甲方可以指定被指定方为乙方提供本协议约定的独家服务，该等指定无需取得乙方的事先同意。

The Parties agree that Party A may designate the Designees to provide Party B with the Exclusive Services hereunder, without acquiring the prior consent from Party B.

1.4	各方同意，在本协议期限内，乙方可在必要时与甲方或被指定方进一步签订有关独家服务的协议，对各项服务的具体内容、方式、人员、收费等进行约定。

The Parties agree that during the term of this Agreement, Party B may, where necessary, enter into further agreements on the Exclusive Services with Party A or its Designees, providing the specific contents, manner, personnel, and fees for such services.

2.	服务费的价格和支付

Price and payment of service fees

2.1	各方同意，就本协议项下甲方向乙方提供的独家服务，乙方应向甲方支付服务费（以下简称“服务费”）。在本协议期限内，服务费应等于乙方在某一会计期间的经审计的净收入，具体金额由甲方董事会确定或调整，但不应违反中国法律的规定。如甲方董事会未对前述服务费的金额进行调整，则按甲方董事会最近一次确定的金额执行。甲方董事会在确定或调整服务费时，应考虑以下因素：

The Parties agree that Party B shall pay service fees (the “Service Fees”) for the Exclusive Services to be provided by Party A under this Agreement. During the term of this Agreement, subject to any applicable PRC laws, the Service Fees shall be the audited net income of a certain accounting period as decided or adjusted by the board of directors of Party A. In the event the board of directors of Party A does not adjust the aforesaid amount of the Service Fees, the Service Fees shall be the latest amount decided by the board of directors of Party A. The board of directors of Party A shall consider the following in adjusting or deciding the Service Fees:

2.1.1	服务的复杂程度及难度；

The complexity and difficulty of the services;

2.1.2	甲方员工提供服务所需的时间；

The required time of such services rendered by the employees of Party A;

2.1.3	服务的具体内容和商业价值；

The content and commercial value of the services;

2.1.4	相同种类服务的市场参考价格。

The market price of the services of the same kind.

2.2	经协商一致，各方可以另行签署书面协议，修改服务费的具体计算方法及支付方式。该等修改建议仅可由甲方或被指定方提出。

The Parties may enter into further written agreements to amend the calculation and payment methods of the Services Fees upon unanimous decision. Such amendments may be proposed solely by Party A or the Designees.

2.3	乙方应依照甲方或被指定方书面通知的时间向甲方或被指定方支付服务费。除非各方另行达成一致意见，乙方依据本协议向甲方或被指定方支付的服务费不应有任何扣除或抵销。

Party B shall pay the Service Fees based on the schedule notified of in writing by Party A or the Designees. Unless otherwise unanimously agreed upon by the Parties, the Service Fees to be paid by Party B to Party A or the Designees pursuant to this Agreement shall not be deducted or offset.

3.	陈述和保证

Representations and Warranties

3.1	甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

3.1.1	甲方是按照中国法律登记并有效存续的外商独资企业。

Party A is a wholly owned foreign enterprise legally registered and validly existing under the PRC laws.

3.1.2	甲方已采取必要的公司行为、获得必要的授权且已取得第三方和政府部门的同意及批准（若需）以签署、交付和履行本协议，甲方签署、交付和履行本协议的行为并不违反相关中国法律的明确规定。

Party A has taken all necessary corporate actions, acquired all necessary authorizations and obtained the consents and approvals (if any) from third parties and government agencies for the execution, delivery and performance of this Agreement, which execution, delivery and performance of this Agreement do not violate any explicit requirements under any applicable PRC laws.

3.1.3	本协议构成对其合法、有效、有约束力并可依本协议之条款对其强制执行的义务。

This Agreement constitutes legal, valid and binding obligations upon Party A and such obligations are enforceable upon Party A in accordance with this Agreement.

3.2	乙方和丙方陈述和保证如下：

Party B and Party C hereby represent and warrant as follows:

3.2.1	丙方1和丙方2为具有完全民事行为能力的中国籍自然人。丙方3，丙方4，丙方5，丙方6，丙方7，丙方8，丙方9， 丙方10及乙方是按照中国法律登记且有效存续的公司或合伙企业，乙方已取得从事主营业务所需的政府许可、牌照。

Party C1 and Party C2 are individuals with Chinese Nationality and complete civil capacity. Party C3, Party C4, Party C4, Party C5, Party C6, Party C7, Party C8, Party C9, Party C10 and Party B are companies or partnerships legally registered and validly existing under the PRC laws. Party B has obtained all requisite permits and licenses for its operation of the Principal Business.

3.2.2	乙方和丙方已采取必要的行为、获得必要的授权且已取得第三方和政府部门的同意及批准（若需）以签署、交付和履行本协议，乙方和丙方签署、交付和履行本协议的行为不违反中国法律的明确规定。

Party B and Party C have taken all necessary actions, acquired all necessary authorizations and obtained the consents and approvals (if any) from third parties and government agencies for the execution, delivery and performance of this Agreement, which execution, delivery and performance of this Agreement do not violate any explicit requirements under any applicable PRC laws.

3.2.3	本协议构成对其合法、有效、有约束力并可依本协议之条款对其强制执行的义务。

This Agreement constitutes legal, valid and binding obligations upon Party B and Party C and such obligations are enforceable upon Party B and Party C in accordance with this Agreement.

4.	协议期限

Term of agreement

4.1	本协议于文首标明的日期签署并同时生效。除非依本协议或各方其他协议的约定而提前终止，本协议持续有效。

This Agreement is executed on the date first written above and shall take effect as of such date. This Agreement shall remain effective unless terminated earlier in accordance with this Agreement or other agreements between the Parties.

4.2	在本协议期限内，乙方和丙方均不得提前终止本协议。尽管如此，甲方可通过提前30天向乙方和丙方发出书面通知的方式终止本协议。

During the term of this Agreement, Party B and Party C shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A has the right to terminate this Agreement upon giving 30 days prior written notice to Party B and Party C.

4.3	在本协议终止之后，各方在第5、7和8条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 5, 7 and 8 shall survive the termination of this Agreement.

5.	保密条款

Confidentiality

5.1	各方认可，有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均属于保密信息。各方应当对所有该等保密信息予以保密，任一方在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，但下列信息除外：（1）公众人士知悉或将会知悉的任何信息（由接受保密信息之一方擅自向公众披露的除外）；（2）根据适用法律法规、股票交易规则或政府部门、法院的命令而所需披露之任何信息；或（3）由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the content of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations same to those set forth in this section. Disclosure of any confidential information by the staff or agents of any Party shall be deemed disclosure by such Party, and such Party shall be held liable for breach of this Agreement.

5.2	各方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this section shall survive amendments to, and rescission or termination of this Agreement.

6.	通知条款

Notices

6.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed effectively served shall be determined as follows:

6.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of receipt or refusal at the address specified for notices.

6.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2	为通知的目的，各方联系信息如下：

For the purpose of notices, the contact information of the Parties is as follows:

6.2.1	甲方：杭州筑梦创享科技有限公司

Party A: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

地址： 浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Address: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.2	乙方：深圳市筑梦之星科技有限公司

Party B: Shenzhen Building Dream Star Technology Limited

地址：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Address: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua New District, Shenzhen City

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.3	丙方1：李厚德

Party C1: Li Houde

地址：广东省深圳市福田区福民路2号皇庭居A1803

Address: A1803, Huangtingju, No. 2, Fumin Road, Futian District, Shenzhen, Guangdong Province

电话: /

Phone:/

传真: /

Facsimile: /

6.2.4	丙方2：刘望霞

Party C2: Liu Wangxia

地址：湖北省云梦县城关镇西大路12号

Address: No. 12, Xida Road, Chengguan Town, Yunmeng County, Hubei Province

电话: /

Phone: /

传真: /

Facsimile: /

6.2.5	丙方3：东莞市富华股权投资合伙企业（有限合伙）

Party C3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号346室

Address: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:占引

Attn: /

电话: /

Phone: /

传真: /

Facsimile:/

6.2.6	丙方4：东莞市广胜股权投资合伙企业（有限合伙）

Party C4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号379室

Address: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:李厚德

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.7	丙方5：东莞市富胜股权投资合伙企业（有限合伙）

Party C5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市南城街道草塘路5号1栋3022室

Address: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

收件人:李凯鹏

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.8	丙方6：深圳市创东方投资有限公司

Party C6: Shenzhen CDF-Capital Co. Ltd.

地址：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Address: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

收件人:肖水龙

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.9	丙方7：东莞市摩亿投资合伙企业（有限合伙）

Party C7: Dongguan Moyi Investment Partnership (Limited Partnership)

地址：东莞市东城街道主山社区涡岭商业街西区3巷5号

Address: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

收件人:李青女

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.10	丙方8：东莞市摩丰投资合伙企业（有限合伙）

Party C8: Dongguan Mofeng Investment Partnership (Limited Partnership)

地址：东莞市寮步镇小坑村文德路二巷51号4楼

Address: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

收件人:黄瀚彬

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

6.2.11	丙方9：东莞市冀丰投资合伙企业（有限合伙）

Party C8: Dongguan Jifeng Investment Partnership (Limited Partnership)

地址：东莞市寮步镇井巷大岭头115号6楼

Address: 6th Floor, No. 115, Dalingtou, Jingxiang, Liaobu Town, Dongguan City

收件人:刘格

Attn:/

电话: /

Phone: /

传真: /

Facsimile: /

6.2.12	丙方9：东莞市益财投资合伙企业（有限合伙）

Party C8: Dongguan Yicai Investment Partnership (Limited Partnership)

地址：东莞市东城街道主山涡岭商业街西区4巷5号

Address: No. 5, Lane 4, West District of Zhushan Woling Commercial Street, Dongcheng Street, Dongguan City

收件人:徐夫舟

Attn: /

电话: /

Phone: /

传真: /

Facsimile:/

6.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the sections hereof.

7.	补偿

Indemnity

就甲方根据本协议向乙方提供的独家服务所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the Exclusive Services provided by Party A to Party B pursuant to this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

8.	适用法律和争议解决

Governing Law and Dispute Resolution

8.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国法律的规定。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes relating hereto shall be governed by the PRC laws.

8.2	对于因本协议而发生的任何争议，本协议各方应首先通过友好协商方式解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给深圳国际仲裁院，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在深圳进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

Any dispute arising from this Agreement shall first be resolved by the Parties through friendly negotiations. Where the Parties fail to reach an agreement on the dispute within 30 days from any Party’s request to the other Parties for resolution of the dispute through negotiations, any Party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in Shenzhen, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

8.3	因本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from this Agreement or during the arbitration procedures for any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement.

9.	协议的转让

Assignment

9.1	乙方和丙方均不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, neither Party B nor Party C may assign its rights and obligations under this Agreement to any third party.

9.2	乙方和丙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方和丙方发出书面通知，并且无需再就该等转让征得乙方或丙方的事先同意。

Party B and Party C agree that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B and Party C, without the prior consent of Party B or Party C.

10.	其他

Miscellaneous

10.1	对本协议的任何修订和补充，应以书面方式进行，并由各方签署。

Any amendment or supplement to this Agreement shall be made by a written document executed by and between the Parties.

10.2	除了在本协议签署后所做出的书面修订、补充或修改以外，本协议构成本协议各方就本协议事项所达成的完整合同，取代在此之前就本协议事项所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after this Agreement, this Agreement shall constitute the entire agreement by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3	本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项条款和条件的含义。

The headings herein are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the terms and conditions of this Agreement.

10.4	如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其他条款的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several sections of this Agreement are found invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining sections of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable sections with effective sections that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective sections shall be as close as possible to the economic effect of those invalid, illegal or unenforceable sections.

10.5	本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.6	本协议以中文和英文书就，一式十二份，各方各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。

This Agreement is made in Chinese and English in twelve copies with each Party holding one. All counterparts have the same legal effect. The Chinese version shall prevail in case of any conflict or discrepancy between the Chinese version and the English version.

（本页以下无正文）

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

甲方/ Party A：

盖章/Seal：杭州筑梦创享科技有限公司/ Hangzhou Building Dream Star Chuangxiang Technology Company Limited

签字/Signature：	/s/ LIU Ge
刘格/LIU Ge
职位/Title：	法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

乙方/ Party B：

盖章/Seal：深圳市筑梦之星科技有限公司/ Shenzhen Building Dream Star Technology Limited

签字/Signature：	/s/ LIU Ge
刘格/LIU Ge
职位/Title：	法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方1/ Party C1：

签字/Signature：	/s/ LI Houde
李厚德/LI Houde

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方2/ Party C2：

签字/Signature：	/s/ LIU Wangxia
刘望霞/LIU Wangxia

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方3/ Party C3：

盖章/Seal：东莞市富华股权投资合伙企业（有限合伙）/ Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ ZHAN Yin
占引/ZHAN Yin
职位/Title	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方4/ Party C4：

盖章/Seal：东莞市广胜股权投资合伙企业（有限合伙）/Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Houde
李厚德/LI Houde
职位/Title	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方5/ Party C5：

盖章/Seal：东莞市富胜股权投资合伙企业（有限合伙）/ Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Kaipeng
李凯鹏/LI Kaipeng
职位/Title	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方6/ Party C6：

盖章/Seal：深圳市创东方投资有限公司/Shenzhen CDF-Capital Co. Ltd.

签字/Signature：	/s/ XIAO Shuilong
肖水龙/XIAO Shuilong
职位/Title	法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方7/ Party C7：

盖章/Seal：东莞市摩亿投资合伙企业（有限合伙）/Dongguan Moyi Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Qingnv
李青女/LI Qingnv
职位/Title	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方8/ Party C8：

盖章/Seal：东莞市摩丰投资合伙企业（有限合伙）/ Dongguan Mofeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ HUANG Hanbin
黄瀚彬/HUANG Hanbin
职位/Title	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方9/ Party C9：

盖章/Seal：东莞市冀丰投资合伙企业（有限合伙）/ Dongguan Jifeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LIU Ge
刘格/ LIU Ge
职位/Title	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first written above.

丙方10/ Party C10：

盖章/Seal：东莞市益财投资合伙企业（有限合伙）/ Dongguan Yicai Investment Partnership (Limited Partnership)

签字/Signature：	/s/ XU Fuzhou
徐夫舟/ XU Fuzhou
职位/Title	执行事务合伙人/Managing Partner